UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Urovant Sciences Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following are letters from the Registrant’s management mailed to certain partners and vendors, investigators and clinicians and recruits of the Registrant beginning on November 13, 2020:

Letter for Partners/Vendors

Dear [PARTNER/VENDOR NAME],

On November 12, 2020, we announced that a special independent committee of Urovant’s board of directors has accepted an offer by Sumitovant Biopharma to acquire all outstanding shares of Urovant. As a result, Urovant has entered into an agreement with Sumitovant through which, subject to the satisfaction or waiver of the conditions in the agreement, Urovant will become a private company and wholly owned subsidiary of Sumitovant and our shares will no longer trade publicly.

Please view our news release announcing this agreement here (https://ir.urovant.com/news-releases/news-release-details/urovant-sciences-enters-definitive-agreement-sumitovant).

The transaction is expected to close during Q1 2021, subject to approval by a majority of the minority (non-Sumitovant) shareholders and certain other conditions.

I believe this change will put our company in an even stronger position to bring vibegron to the market. I believe Sumitovant’s investment represents the immense confidence they have in Urovant’s future success and sets us up to become a world-leading urology company.

We expect that Urovant — an innovative biopharmaceutical company focused on developing and commercializing novel therapies for urologic conditions — will remain a U.S. company based in Irvine, California. We expect that our current leadership team will remain in place, and we do not expect the agreement announced on November 12 to have any significant staffing impact. In fact, as before, we plan to add a sales force and many critical new members to our team in preparation for the vibegron launch. As of today, we don’t foresee any changes in those plans.

Our mission and our values endure. Together, we are building a strong and growing company – one that is committed to diversity; one that is open to new ideas and perspectives; and one that brings out the best in people so together we can make life better for our patients, our organization and our communities.

Our focus remains clear. Launching a new medicine is a precious opportunity for all of us, and we remain committed to our important work to bring vibegron to patients. FDA action on our vibegron filing is anticipated on December 26, 2020, and I am confident that our extraordinary team can achieve sustained growth and deliver on our promises to patients, providers and payers.

I am sincerely looking forward to further discussions with you about our ongoing collaboration, and we deeply value our relationship with [VENDOR/PARTNER NAME]. Please reach out to me if you have any questions about our announcement. I hope you agree that our future is bright indeed.

Best regards,

Cornelia Haag-Molkenteller

Executive Vice President, Chief Medical Officer

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Urovant and Sumitovant. Urovant intends to file with the Securities and Exchange Commission (“SEC”) relevant materials, including a proxy statement on Schedule 14A in connection with the proposed transaction with Sumitovant, and Urovant and certain other persons, including Sumitovant, intend to file a Schedule 13E-3 transaction statement with the SEC. The definitive proxy statement and Schedule 13E-3 transaction statement will be sent or given to the shareholders of Urovant and will contain important information about the proposed transaction and related matters. UROVANT’S SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, Schedule 13E-3 and other relevant materials (when they become available), and any other documents filed by Urovant with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, securityholders of Urovant will be able to obtain free copies of the proxy statement and Schedule 13E-3 through the Investor Relations page of Urovant’s website, www.urovant.com, or by contacting Urovant’s Investor Relations Department by mail at Attention: Investor Relations, 5281 California Ave, Suite #100, Irvine, CA 92617, or by telephone at (949) 769-2706.

Participants in the Solicitation

Urovant, its directors, executive officers and other members of management and certain other persons may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about Urovant’s directors and executive officers is included in Urovant’s Annual Report on Form 10-K for the year ended March 31, 2020 filed with the SEC on June 19, 2020, and the proxy statement for Urovant’s annual meeting of shareholders for 2020, filed with the SEC on July 27, 2020. Additional information regarding these persons and their interests in the merger will be included in the proxy statement and Schedule 13E-3 relating to the proposed merger when they are filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above. This document does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

Safe Harbor for Forward-looking Statements

This communication contains forward-looking statements, including statements regarding expectations about the proposed transaction involving Urovant and Sumitovant and statements regarding Urovant’s expectations for the commercialization of vibegron for the treatment of overactive bladder and plans and strategies for the clinical development of vibegron and other treatments for urologic diseases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially and reported results should not be considered as an indication of future performance. Risks and uncertainties related to the proposed merger include, but are not limited to, the risk that the merger transaction does not close, due to the failure of one or more conditions to closing or otherwise; the risk that required Urovant shareholder approvals of the merger transaction will not be obtained or that such approvals will be delayed or conditioned beyond current expectations; risks related to the disruption of management time from ongoing business operations due to the proposed transaction and possible difficulties in maintaining customer, supplier, key personnel and other strategic relationships; and the possibility of unexpected costs, liabilities or litigation related to the proposed transaction. Additional risks and uncertainties related to Urovant and its business include, but are not limited to, Urovant’s dependence on the success of its lead product candidate, vibegron, including uncertainties regarding FDA approval; the failure to achieve the market acceptance necessary for commercial success for vibegron or any other product candidate; the success and cost of Urovant’s efforts to commercialize vibegron; the impact on Urovant’s business, financial results, results of operations and ongoing clinical trials from the effects of the COVID-19 pandemic; risks related to clinical trials, including uncertainties relating to the success of Urovant’s clinical trials for vibegron and URO-902 and any future therapy or product candidates; uncertainties surrounding the regulatory landscape that governs gene therapy products; Urovant’s dependence on Merck Sharp & Dohme Corp. and Ion Channel Innovations, LLC to have accurately reported results and collected and interpreted data related to vibegron and URO-902 prior to Urovant’s acquisition of the rights related to these product candidates; reliance on a single supplier for the enzyme used to manufacture vibegron; the ability to obtain, maintain, and enforce intellectual property protection for Urovant’s technology and products; risks related to significant competition from other biotechnology and pharmaceutical companies; Urovant’s ability to realize the anticipated benefits of the co-promotion agreement with Sunovion in the manner or timeline expected; and other risks and uncertainties listed in Urovant’s filings with the SEC, including under the heading “Risk Factors” in Urovant’s most recently filed Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other filings with the SEC. Given these risks and uncertainties, you should not place undue reliance on any forward-looking statements. These forward-looking statements are based on information available to Urovant as of the date of this communication and speak only as of the date of this communication. Urovant disclaims any obligation to update these forward-looking statements, except as may be required by law.

# # #

Letter for Key Recruits

Dear [KEY RECRUIT NAME],

Thank you for your interest in Urovant Sciences! Our plans and recruiting efforts to prepare for commercialization continue. We wanted to send you a quick note to address an announcement we made yesterday, regarding a special independent committee of Urovant Sciences’ board of directors accepting an offer by Sumitovant Biopharma to acquire all outstanding shares of Urovant. As a result, Urovant has entered into an agreement with Sumitovant through which, subject to the satisfaction or waiver of the conditions in the agreement, Urovant will become a private company and wholly owned subsidiary of Sumitovant.

The offer from Sumitovant will not alter our plans to commercialize with our pending potential approval of vibegron. Please view our news release announcing this agreement here. (https://ir.urovant.com/news-releases/news-release-details/urovant-sciences-enters-definitive-agreement-sumitovant)

As you are a candidate interested in pursuing an opportunity with Urovant, we wanted to ensure this recent news was shared with you to address any questions you may have. I believe this change will put our company in an even stronger position to bring vibegron to the market. I believe Sumitovant’s investment represents the immense confidence they have in Urovant’s future success and sets us up to become a world-leading urology company.

We expect that Urovant — an innovative biopharmaceutical company focused on developing and commercializing novel therapies for urologic conditions — will remain a U.S. company based in Irvine, California. We also expect that our current leadership team will remain in place, and we do not expect the agreement announced yesterday to have any significant staffing impact. In fact, as before, we plan to continue with our sales force expansion and the addition of many critical new members to our team in preparation for the vibegron launch.

Our mission and our values endure. Together, we are building a strong and growing company – one that is committed to diversity; one that is open to new ideas and perspectives; and one that brings out the best in people so together we can make life better for our patients, our organization and our communities.

Thank you again for your interest in Urovant Sciences. If you have any questions regarding this note or our news release, please feel free to speak with our field-based leadership team or human resources.

Best regards,

Nori Ebersole

EVP & Chief Human Resources Officer

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Urovant and Sumitovant. Urovant intends to file with the Securities and Exchange Commission (“SEC”) relevant materials, including a proxy statement on Schedule 14A in connection with the proposed transaction with Sumitovant, and Urovant and certain other persons, including Sumitovant, intend to file a Schedule 13E-3 transaction statement with the SEC. The definitive proxy statement and Schedule 13E-3 transaction statement will be sent or given to the shareholders of Urovant and will contain important information about the proposed transaction and related matters. UROVANT’S SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, Schedule 13E-3 and other relevant materials (when they become available), and any other documents filed by Urovant with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, securityholders of Urovant will be able to obtain free copies of the proxy statement and Schedule 13E-3 through the Investor Relations page of Urovant’s website, www.urovant.com, or by contacting Urovant’s Investor Relations Department by mail at Attention: Investor Relations, 5281 California Ave, Suite #100, Irvine, CA 92617, or by telephone at (949) 769-2706.

Participants in the Solicitation

Urovant, its directors, executive officers and other members of management and certain other persons may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about Urovant’s directors and executive officers is included in Urovant’s Annual Report on Form 10-K for the year ended March 31, 2020 filed with the SEC on June 19, 2020, and the proxy statement for Urovant’s annual meeting of shareholders for 2020, filed with the SEC on July 27, 2020. Additional information regarding these persons and their interests in the merger will be included in the proxy statement and Schedule 13E-3 relating to the proposed merger when they are filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above. This document does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

Safe Harbor for Forward-looking Statements

This communication contains forward-looking statements, including statements regarding expectations about the proposed transaction involving Urovant and Sumitovant and statements regarding Urovant’s development and commercialization plans for vibegron. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially and reported results should not be considered as an indication of future performance. Risks and uncertainties related to the proposed merger include, but are not limited to, the risk that the merger transaction does not close, due to the failure of one or more conditions to closing or otherwise; the risk that required Urovant shareholder approvals of the merger transaction will not be obtained or that such approvals will be delayed or conditioned beyond current expectations; risks related to the disruption of management time from ongoing business operations due to the proposed transaction and possible difficulties in maintaining customer, supplier, key personnel and other strategic relationships; and the possibility of unexpected costs, liabilities or litigation related to the proposed transaction. Additional risks and uncertainties related to Urovant and its business include, but are not limited to, Urovant’s dependence on the success of its lead product candidate, vibegron, including uncertainties regarding FDA approval; the failure to achieve the market acceptance necessary for commercial success for vibregon or any other product candidate; the success and cost of Urovant’s efforts to commercialize vibegron; the impact on Urovant’s business, financial results, results of operations and ongoing clinical trials from the effects of the COVID-19 pandemic; risks related to clinical trials, including uncertainties relating to the success of Urovant’s clinical trials for vibegron and URO-902 and any future therapy or product candidates; uncertainties surrounding the regulatory landscape that governs gene therapy products; Urovant’s dependence on Merck Sharp & Dohme Corp. and Ion Channel Innovations, LLC to have accurately reported results and collected and interpreted data related to vibegron and URO-902 prior to Urovant’s acquisition of the rights related to these product candidates; reliance on a single supplier for the enzyme used to manufacture vibegron; the ability to obtain, maintain, and enforce intellectual property protection for Urovant’s technology and products; risks related to significant competition from other biotechnology and pharmaceutical companies; Urovant’s ability to realize the anticipated benefits of the co-promotion agreement with Sunovion in the manner or timeline expected; and other risks and uncertainties listed in Urovant’s filings with the SEC, including under the heading “Risk Factors” in Urovant’s most recently filed Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other filings with the SEC. Given these risks and uncertainties, you should not place undue reliance on any forward-looking statements. These forward-looking statements are based on information available to Urovant as of the date of this communication and speak only as of the date of this communication. Urovant disclaims any obligation to update these forward-looking statements, except as may be required by law.

# # #

Letter to Key Opinion Leaders

Dear Dr. [NAME],

Thank you for your continued interest and engagement with Urovant’s projects and activities.

On November 12, 2020, we announced that a special independent committee of Urovant’s board of directors has accepted an offer by Sumitovant to acquire all outstanding shares of Urovant. As a result, Urovant has entered into an agreement with Sumitovant through which, subject to the satisfaction or waiver of the conditions in the agreement, Urovant will become a private company and wholly owned subsidiary of Sumitovant.

Please view our news release announcing this agreement here (https://ir.urovant.com/news-releases/news-release-details/urovant-sciences-enters-definitive-agreement-sumitovant).

We expect that Urovant — an innovative biopharmaceutical company focused on developing and commercializing novel therapies for urologic conditions — will remain a U.S. company based in Irvine, California. We also expect that our current leadership team will remain in place, and we do not expect the agreement announced on November 12 to have any significant staffing impact.

Our mission and our values endure, and our focus remains clear. Launching a new medicine is a precious opportunity for all of us, and we remain committed to our important work to bring vibegron to patients. FDA action on our vibegron filing is anticipated on December 26, 2020, and I am confident that our extraordinary team will deliver on our promises to patients, providers and payers.

I deeply value our collaboration and am sincerely looking forward to further partnerships. Please reach out to me if you have any questions about our announcement.

Best regards,

Walt Johnston

Executive Vice President, Commercial

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Urovant and Sumitovant. Urovant intends to file with the Securities and Exchange Commission (“SEC”) relevant materials, including a proxy statement on Schedule 14A in connection with the proposed transaction with Sumitovant, and Urovant and certain other persons, including Sumitovant, intend to file a Schedule 13E-3 transaction statement with the SEC. The definitive proxy statement and Schedule 13E-3 transaction statement will be sent or given to the shareholders of Urovant and will contain important information about the proposed transaction and related matters. UROVANT’S SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, Schedule 13E-3 and other relevant materials (when they become available), and any other documents filed by Urovant with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, securityholders of Urovant will be able to obtain free copies of the proxy statement and Schedule 13E-3 through the Investor Relations page of Urovant’s website, www.urovant.com, or by contacting Urovant’s Investor Relations Department by mail at Attention: Investor Relations, 5281 California Ave, Suite #100, Irvine, CA 92617, or by telephone at (949) 769-2706.

Participants in the Solicitation

Urovant, its directors, executive officers and other members of management and certain other persons may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about Urovant’s directors and executive officers is included in Urovant’s Annual Report on Form 10-K for the year ended March 31, 2020 filed with the SEC on June 19, 2020, and the proxy statement for Urovant’s annual meeting of shareholders for 2020, filed with the SEC on July 27, 2020. Additional information regarding these persons and their interests in the merger will be included in the proxy statement and Schedule 13E-3 relating to the proposed merger when they are filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above. This document does not constitute a solicitation of a proxy, an offer to purchase or solicitation of an offer to sell any securities.

Safe Harbor for Forward-looking Statements

This communication contains forward-looking statements, including statements regarding expectations about the proposed transaction involving Urovant and Sumitovant and statements regarding Urovant’s expectations for the commercialization of vibegron for the treatment of overactive bladder and plans and strategies for the clinical development of vibegron and other treatments for urologic diseases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially and reported results should not be considered as an indication of future performance. Risks and uncertainties related to the proposed merger include, but are not limited to, the risk that the merger transaction does not close, due to the failure of one or more conditions to closing or otherwise; the risk that required Urovant shareholder approvals of the merger transaction will not be obtained or that such approvals will be delayed or conditioned beyond current expectations; risks related to the disruption of management time from ongoing business operations due to the proposed transaction and possible difficulties in maintaining customer, supplier, key personnel and other strategic relationships; and the possibility of unexpected costs, liabilities or litigation related to the proposed transaction. Additional risks and uncertainties related to Urovant and its business include, but are not limited to, Urovant’s dependence on the success of its lead product candidate, vibegron, including uncertainties regarding FDA approval; the failure to achieve the market acceptance necessary for commercial success for vibegron or any other product candidate; the success and cost of Urovant’s efforts to commercialize vibegron; the impact on Urovant’s business, financial results, results of operations and ongoing clinical trials from the effects of the COVID-19 pandemic; risks related to clinical trials, including uncertainties relating to the success of Urovant’s clinical trials for vibegron and URO-902 and any future therapy or product candidates; uncertainties surrounding the regulatory landscape that governs gene therapy products; Urovant’s dependence on Merck Sharp & Dohme Corp. and Ion Channel Innovations, LLC to have accurately reported results and collected and interpreted data related to vibegron and URO-902 prior to Urovant’s acquisition of the rights related to these product candidates; reliance on a single supplier for the enzyme used to manufacture vibegron; the ability to obtain, maintain, and enforce intellectual property protection for Urovant’s technology and products; risks related to significant competition from other biotechnology and pharmaceutical companies; Urovant’s ability to realize the anticipated benefits of the co-promotion agreement with Sunovion in the manner or timeline expected; and other risks and uncertainties listed in Urovant’s filings with the SEC, including under the heading “Risk Factors” in Urovant’s most recently filed Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other filings with the SEC. Given these risks and uncertainties, you should not place undue reliance on any forward-looking statements. These forward-looking statements are based on information available to Urovant as of the date of this communication and speak only as of the date of this communication. Urovant disclaims any obligation to update these forward-looking statements, except as may be required by law.

# # #

Letter to Clinicians

Dear Dr. [NAME],

Thank you for your continued work on and support of Urovant’s development projects and activities. On November 12, 2020, we announced that a special independent committee of Urovant’s board of directors has accepted an offer by Sumitovant to acquire all outstanding shares of Urovant. As a result, Urovant has entered into an agreement with Sumitovant through which, subject to the satisfaction or waiver of the conditions in the agreement, Urovant will become a private company and wholly owned subsidiary of Sumitovant.

Please view our news release announcing this agreement here (https://ir.urovant.com/news-releases/news-release-details/urovant-sciences-enters-definitive-agreement-sumitovant).

I believe this change will put our company in an even stronger position to bring vibegron to the market. I believe Sumitovant’s investment represents the immense confidence they have in Urovant’s future success and sets us up to become a world- leading urology company. With our focus, we can assure you our programs will continue as planned and will not disrupt the work you and your teams are doing in the clinic on a daily basis.

We expect that Urovant — an innovative biopharmaceutical company focused on developing and commercializing novel therapies for urologic conditions — will remain a U.S. company based in Irvine, California. We also expect that our current leadership team will remain in place, and we do not expect the agreement announced on November 12 to have any significant staffing impact. Our mission and our values endure, and our focus remains clear. Launching a new medicine is a precious opportunity for all of us, and we remain committed to our important work to bring vibegron to patients. FDA action on our vibegron filing is anticipated on December 26, 2020, and I am confident that our extraordinary team will deliver on our promises to patients, providers and payers.

The quality of life responder data from the Phase 3 EMPOWUR extension study have been accepted for a presentation at the International Continent Society annual meeting, which is taking place as a virtual meeting, and will be available on November 19. We are also pleased with the ongoing progress we’ve made in a number of programs designed to maximize the value of vibegron beyond its initial indication for overactive bladder. Our lead clinical program, the Phase 3 COURAGE study, is developing vibegron to treat men with overactive bladder and BPH. We continue enrollment of patients into this study and expect top-line results in the second half of 2021. Our second clinical program for vibegron is the treatment of irritable bowel syndrome pain. We currently expect to have top-line results for our Phase 2a study for this program in the coming weeks.

Regarding our second development program, URO-902, a novel injectable gene therapy for the treatment of overactive bladder, we continue enrollment of patients who have failed oral pharmacological therapy for OAB into our Phase 2a trial. The decision to move from cohort 1 to cohort 2 will be made on the recommendation from the independent Data Safety Monitoring Board, or DSMB, and is expected to occur in early 2021.

I deeply value our collaboration and am sincerely looking forward to further dialogue with you about our clinical development programs. Please reach out to me if you have any questions about our announcement.

Best regards,

Cornelia Haag-Molkenteller

Executive Vice President, Chief Medical Officer

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Urovant and Sumitovant. Urovant intends to file with the Securities and Exchange Commission (“SEC”) relevant materials, including a proxy statement on Schedule 14A in connection with the proposed transaction with Sumitovant, and Urovant and certain other persons, including Sumitovant, intend to file a Schedule 13E-3 transaction statement with the SEC. The definitive proxy statement and Schedule 13E-3 transaction statement will be sent or given to the shareholders of Urovant and will contain important information about the proposed transaction and related matters. UROVANT’S SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, Schedule 13E-3 and other relevant materials (when they become available), and any other documents filed by Urovant with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, securityholders of Urovant will be able to obtain free copies of the proxy statement and Schedule 13E-3 through the Investor Relations page of Urovant’s website, www.urovant.com, or by contacting Urovant’s Investor Relations Department by mail at Attention: Investor Relations, 5281 California Ave, Suite #100, Irvine, CA 92617, or by telephone at (949) 769-2706.

Participants in the Solicitation

Urovant, its directors, executive officers and other members of management and certain other persons may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about Urovant’s directors and executive officers is included in Urovant’s Annual Report on Form 10-K for the year ended March 31, 2020 filed with the SEC on June 19, 2020, and the proxy statement for Urovant’s annual meeting of shareholders for 2020, filed with the SEC on July 27, 2020. Additional information regarding these persons and their interests in the merger will be included in the proxy statement and Schedule 13E-3 relating to the proposed merger when they are filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above. This document does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

Safe Harbor for Forward-looking Statements

This communication contains forward-looking statements, including statements regarding expectations about the proposed transaction involving Urovant and Sumitovant and statements regarding Urovant’s expectations for the commercialization of vibegron for the treatment of overactive bladder and plans and strategies for the clinical development of vibegron and other treatments for urologic diseases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially and reported results should not be considered as an indication of future performance. Risks and uncertainties related to the proposed merger include, but are not limited to, the risk that the merger transaction does not close, due to the failure of one or more conditions to closing or otherwise; the risk that required Urovant shareholder approvals of the merger transaction will not be obtained or that such approvals will be delayed or conditioned beyond current expectations; risks related to the disruption of management time from ongoing business operations due to the proposed transaction and possible difficulties in maintaining customer, supplier, key personnel and other strategic relationships; and the possibility of unexpected costs, liabilities or litigation related to the proposed transaction. Additional risks and uncertainties related to Urovant and its business include, but are not limited to, Urovant’s dependence on the success of its lead product candidate, vibegron, including uncertainties regarding FDA approval; the failure to achieve the market acceptance necessary for commercial success for vibegron or any other product candidate; the success and cost of Urovant’s efforts to commercialize vibegron; the impact on Urovant’s business, financial results, results of operations and ongoing clinical trials from the effects of the COVID-19 pandemic; risks related to clinical trials, including uncertainties relating to the success of Urovant’s clinical trials for vibegron and URO-902 and any future therapy or product candidates; uncertainties surrounding the regulatory landscape that governs gene therapy products; Urovant’s dependence on Merck Sharp & Dohme Corp. and Ion Channel Innovations, LLC to have accurately reported results and collected and interpreted data related to vibegron and URO-902 prior to Urovant’s acquisition of the rights related to these product candidates; reliance on a single supplier for the enzyme used to manufacture vibegron; the ability to obtain, maintain, and enforce intellectual property protection for Urovant’s technology and products; risks related to significant competition from other biotechnology and pharmaceutical companies; Urovant’s ability to realize the anticipated benefits of the co-promotion agreement with Sunovion in the manner or timeline expected; and other risks and uncertainties listed in Urovant’s filings with the SEC, including under the heading “Risk Factors” in Urovant’s most recently filed Quarterly Report on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other filings with the SEC. Given these risks and uncertainties, you should not place undue reliance on any forward-looking statements. These forward-looking statements are based on information available to Urovant as of the date of this communication and speak only as of the date of this communication. Urovant disclaims any obligation to update these forward-looking statements, except as may be required by law.

# # #